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                      SMITH BARNEY PEACHTREE GROWTH FUND

                     Supplement dated December 11, 2002 to
                        Prospectus dated April 30, 2002

The Principal investment strategies section on page 2 of the Prospectus is revised to read as follows and replaces disclosure concerning "Key investments" and "Selection process" to the contrary:

   Key investments The fund invests primarily in common stocks of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

   Selection process The manager emphasizes individual security selection, while diversifying across industries and sectors. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

   In selecting individual companies for investment, the manager considers:

  .  Above average potential for capital appreciation

  .  Strong, sustainable earnings growth

  .  Experienced and effective management

  .  Effective research, product development and marketing

  .  Competitive advantages

The following paragraph is added to the More on the fund's investments section on page 7 of the Prospectus:

   Other investments While the fund intends to invest primarily in equity securities of companies with large market capitalizations, the fund may, to a lesser extent, invest its assets in the equity securities of companies with total market capitalizations below $5 billion (i.e., medium or small capitalization companies). Investments in small- and medium-capitalization companies are subject to higher volatility than larger-capitalization companies.

The second paragraph on page 8 of the Prospectus under the Management section is deleted and replaced with the following:

   Effective December 11, 2002, Alan Blake, investment officer of the manager and managing director of Salomon Smith Barney, is responsible for the day-to-day management of the fund. Mr. Blake has more than 23 years of securities business experience.

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